SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
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EATON VANCE TAX-MANAGED MID-CAP CORE FUND Two International Place Boston, Massachusetts 02110

May 6, 2011

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Tax-Managed Mid-Cap Core Fund, a series of Eaton Vance Mutual Funds Trust, on Friday, June 24, 2011. There are only two items on the agenda, but both important ones – to change the Fund’s investment objective and to reclassify the Fund’s investment objective from fundamental to non-fundamental. We ask you to read the enclosed information carefully and to submit your vote promptly.

     In the proxy statement that follows this letter, the Trustees are asking Fund shareholders to approve a change in the Fund’s investment objective and to reclassify the investment objective as non-fundamental. The Fund’s current objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of common stocks of mid-cap companies. As described herein, the new objective proposed for the Fund is total return. Once the Fund’s objective is changed, the Fund will no longer employ a tax-managed investment strategy intended to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains. Because the investment objective is currently fundamental, changing the objective requires shareholder approval. If the investment objective is reclassified as non-fundamental, the Board will have the ability to change the Fund’s objective without shareholder approval.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Fund does need your vote. You can vote by mail as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can avoid additional solicitations by telephone or other means and help the Fund avoid the expense of additional solicitations.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:00 A.M. – 6:00 P.M. (Eastern Time). Your participation in this vote is extremely important.

Sincerely, /s/ Duncan W. Richardson Duncan W. Richardson President Eaton Vance Mutual Funds Trust

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND Two International Place Boston, Massachusetts 02110 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Friday, June 24, 2011: The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” and then “Investor Resources” followed by “Important Fund Documents”.

     A Special Meeting of Shareholders of Eaton Vance Tax-Managed Mid-Cap Core Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”), will be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Friday, June 24, 2011 at 2:00 P.M. (Eastern Time), for the following purposes:

1.	To approve a change in the Fund’s investment objective.

2.	To reclassify the Fund’s investment objective from fundamental to non-fundamental.

3.	To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

     The proposals are discussed in greater detail in the following pages.

     The meeting is called pursuant to the By-Laws of the Trust. The Board of Trustees of the Trust has fixed the close of business on April 29, 2011 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees /s/ Maureen A. Gemma Maureen A. Gemma Secretary

May 6, 2011 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE TAX-MANAGED MID-CAP CORE FUND Two International Place Boston, Massachusetts 02110

PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of a Special Meeting of Eaton Vance Tax-Managed Mid-Cap Core Fund (the “Fund”) to be held on June 24, 2011 at 2:00 P.M. (Eastern Time) at Two International Place, Boston, MA 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. The proxy is solicited on behalf of the Board of Trustees of the Trust. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, ______, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. If you attend the meeting in person, please be prepared to present photo identification and proof of your share ownership. This proxy material is initially being mailed to shareholders on or about May 6, 2011. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By returning your proxy card promptly, you can avoid additional solicitations by telephone or other means.

     The Trustees have fixed the close of business on April 29, 2011 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of April 29, 2011, there were [ ] shares of beneficial interest of the Fund outstanding consisting of Class A, Class B and Class C shares.

     The persons who held of record more than 5% of the outstanding shares of any class of shares of the Fund as of April 29, 2011 are set forth in Exhibit A. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of the Fund. The Trustees and executive officers of the Fund individually and as a group own beneficially less than 1% of the outstanding shares of the Fund as of April 29, 2011. Shareholders of all classes of shares of the Fund will vote jointly on each proposal.

     The Trustees know of no business other than the business mentioned in Proposal One and Two of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

     The Fund has previously sent its Annual Report and Semiannual Report to its shareholders. The Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations, or (iii) call 1-800-262-1122 Monday through Friday between 8:00 A.M. and 6:00 P.M. (Eastern Time).

PROPOSAL ONE.      TO APPROVE A CHANGE IN THE FUND’S INVESTMENT OBJECTIVE

     The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of common stocks of mid-cap companies. The Fund’s investment objective is fundamental and may not be changed without shareholder approval. If this Proposal is approved, the Fund’s investment objective will be changed to total return and the Fund will no longer employ a tax-managed investment strategy intended to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains. In addition, the Fund’s name will change to Eaton Vance Atlanta Capital Horizon Growth Fund. In this connection, the Fund intends to eliminate its policy of investing at least 80% of its net assets in mid-cap companies, although the Fund is expected to continue to focus its investments on mid-cap companies in the near term. The Fund also would no longer pursue a core investment strategy, but primarily focus on growth companies. As described in its prospectus, the Fund will continue to seek to invest in stocks of higher quality companies.

     In selecting securities for the Fund, the investment adviser will continue to seek to purchase stocks of companies capable of sustaining consistent earnings growth while maintaining a strong financial condition. Sustainable earnings growth is determined by rigorous fundamental analysis of a company’s financial trends, products and services, industry conditions and other factors. The portfolio managers will normally consider selling Fund securities when they reach their price target, other securities are identified to displace a current holding, or fundamentals deteriorate and the original investment case is no longer valid. A top down assessment of an industry or the economy can also influence the sell decisions at times. If the proposed changes are implemented, the Fund’s primary benchmark will change to the Russell Mid-Cap Growth Index.

     The Board approved the proposed changes to the Fund, including the change to its investment objective, based on Fund management’s expectation that the changes will provide the Fund with flexibility to expand its investable universe and appeal to a broader investor base (not just tax-sensitive investors), which should better position the Fund for additional asset growth. The Board of Trustees recommends that Fund shareholders vote FOR the proposal to change the Fund’s investment objective as described in this Proposal.

Required Vote for Proposal One

     The Fund’s investment objective is fundamental and may not be changed without shareholder approval. Therefore, shareholders of the Fund are being asked to approve the change of the Fund’s investment objective. A change in the investment objective requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

     If shareholders do not approve Proposal One, the Fund will continue to be managed with the objective of after tax total return and a shareholder vote will be required in order to change the objective. However, if Proposal Two is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval.

PROPOSAL TWO.      TO RECLASSIFY THE FUND’S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

     A Fund’s investment objective is not required to be fundamental under applicable law. It is proposed that the Fund’s investment objective be reclassified from fundamental to non-fundamental, to provide the Fund with the flexibility to respond to market changes by changing its investment objective without incurring the expense and delay of seeking a shareholder vote. The reclassification would permit the Fund to revise its investment objective in the event the Board determines that such a change would be in the best interests of the Fund in light of the facts and circumstances, including market conditions or trends. Any subsequent change in the Fund's investment objective would be subject to prior approval by the Board. Shareholders will be given at least 60 days’ advance written notice prior to the implementation of a material change in the Fund’s investment objective.

     The Board approved the proposed reclassification of the Fund’s investment objective from fundamental to non-fundamental to allow for additional flexibility in the future while avoiding the expense and delay of a proxy solicitation. The Board of Trustees recommends that Fund shareholders vote FOR the proposal to reclassify the Fund’s investment objective from fundamental to non-fundamental.

Required Vote for Proposal Two

     Approval of the reclassification of the Fund’s investment objective from fundamental to non-fundamental requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

     If shareholders do not approve Proposal Two, the Fund investment objective will continue to be fundamental and the Board will be required to seek shareholder approval if, in the future, it decides to change either the investment objective or reclassify the investment objective from fundamental to non-fundamental.

NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations.

ADDITIONAL INFORMATION

Investment Adviser, Investment Sub-Adviser, Administrator and Underwriter

     Eaton Vance Management (“Eaton Vance”) serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Boston Management and Research (“BMR”), a subsidiary of Eaton Vance, serves as investment adviser to the Fund. Atlanta Capital, a majority-owned affiliate of Eaton Vance Corp. serves as the sub-adviser to the Fund. Eaton Vance Distributors, Inc. (“EVD”) acts as the principal underwriter for the Fund. The business address of BMR, Eaton Vance and EVD is Two International Place, Boston, Massachusetts 02110. The business address for Atlanta Capital is 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trustees will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Fund’s transfer agent, BNY Mellon

Investment Servicing (US) Inc. (“BNY”), by broker-dealer firms or by a professional solicitation organization. The Fund has retained ____ to assist in the solicitation of proxies, for which the Fund will pay an estimated fee of approximately $____1 (including tabulation) plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust’s officers, by Eaton Vance personnel, by BNY, by broker-dealer firms or by _____, in person, or by telephone, by facsimile or other electronic means, will be borne by the Fund. A written proxy may be delivered to the Fund prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other entities or persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total proxy costs are estimated to be $___.

     The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid telephonic vote, or by attending the meeting and voting in person.

     All proxy cards solicited by the Board of Trustees that are properly executed and telephone votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal One or Proposal Two, it will be voted FOR the matters specified on the proxy card. With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of the Fund for which instructions were received. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting for purposes of establishing a quorum, but will have the effect of a vote against the Proposals.

     Under the By-laws of the Trust, a quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of the Fund. If a quorum is not present at the meeting or if a quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of Proposal One set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

____________________
[1]	Estimates assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher.

Shareholder Proposals

     Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Fund does not conduct annual meetings.

Householding

     One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-866-615-7268 Monday through Friday 9:30 a.m. to 9:00 p.m. Eastern time or writing to Eaton Vance Management, Attn: Proxy Coordinator –Mutual Fund Operations, Two International Place, Boston, Massachusetts 02110.

May 6, 2011

Exhibit A

     As of April 29, 2011, the following record owner(s) of each class of the Fund held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances.

Class A: Class B: Class C:

A-1

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Your Proxy Vote is important!

And now you can Vote your Proxy by
PHONE or the INTERNET.

It saves Money! Telephone and Internet
voting saves postage costs. Savings which
can help minimize expenses.

It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at
hand.

2. Call toll-free _____________, or go to
website: ___________________

3. Follow the recorded or on-screen
directions.

4. Do not mail your Proxy Card when you
vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY	EATON VANCE TAX-MANAGED MID-CAP CORE FUND	PROXY
SPECIAL MEETING OF SHAREHOLDERS – JUNE 24, 2011
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the “Fund”), hereby appoints BARBARA E. CAMPBELL, DEBORAH A. CHLEBEK, MAUREEN A. GEMMA AND DUNCAN W. RICHARDSON, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Friday, June 24, 2011 at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the
EATON VANCE TAX-MANAGED MID-CAP CORE FUND
Shareholder Meeting to Be Held on June 24, 2011
The Proxy Statement for this meeting is available at www.eatonvance.com

PLEASE VOTE, SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

If you have any questions or need assistance with voting, please call 1-800-262-1122 from 8:00 a.m. to 6:00 p.m. ET Monday through Friday. PLEASE SIGN AND DATE ON REVERSE SIDE. EVS_19828_032009